Exhibit 10.44

NAIDICH WURMAN BIRNBAUM & MADAY, LLP

Attorneys at Law

80 Cuttermill Road, Suite 410

Great Neck, New York 11021

Telephone (516) 498-2900

Facsimile (516) 466-3555

Richard S. Naidich	Mark Birnbaum
Kenneth H. Wurman	Bernard S. Feldman
Robert P. Johnson
_________	Of Counsel
Judah A. Eisner

December 16, 2013

Players Network

1771 E. Flamingo Road – Suite 202-A

Las Vegas, NV 89119

Attn: Mark Bradley, Chief Executive Officer

Re: Asher Enterprises, Inc. with Players Network

Dear Mr. Bradley:

As you are aware, this office represents Asher Enterprises, Inc. (“Asher”) in connection with a Promissory Note, in the principal amount of $35,000 and dated January 11, 2013, which evidenced a loan from Asher to your company, Players Network

We are pleased to advise you that Asher, with Players Network has successfully converted the debt represented by this Note to equity. In furtherance thereof, enclosed please find the original Note returned to you marked “Paid.”

I wish to take this opportunity to thank you for allowing both this office and Asher to be of service to you.

Very truly yours,

/s/ Judah A. Eisner

Judah A. Eisner

JAE/ael

Enc.